UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2006

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

PepsiCo, Inc. grants various awards to its executive officers under the shareholder approved 2003 Long-Term Incentive Plan. Forms of award agreements are attached hereto as exhibits and are hereby incorporated by reference. Beginning with the 2006 Restricted Stock Unit and Stock Option Awards, in general, the Agreements reflect provisions that change from full to pro rata vesting for retirement eligible executives age 55 to age 62. These new vesting provisions will have no material impact on PepsiCo, Inc.'s financial statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Annual Long-Term Incentive Award Agreement
99.2 Performance-Based Long-Term Incentive Award Agreement
99.3 Pro Rata Long-Term Incentive Award Agreement
99.4 Stock Option Retention Award Agreement
99.5 Restricted Stock Unit Retention Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

February 2, 2006	By:	/s/ Robert E. Cox

Name: Robert E. Cox
Title: Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Annual Long-Term Incentive Award Agreement
99.2	Performance-Based Long-Term Incentive Award Agreement
99.3	Pro Rata Long-Term Incentive Award Agreement
99.4	Stock Option Retention Award Agreement
99.5	Restricted Stock Unit Retention Award Agreement